GRADALL INDUSTRIES, INC.
                             1998 STOCK OPTION PLAN


     1.          General.  This Stock Option Plan (the "Plan") provides eligible
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employees  of  Gradall Industries, Inc., a Delaware corporation (the "Company"), and its subsidiaries with the opportunity to acquire or expand their equity interest in the Company by making available for purchase shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), through the granting of nontransferable options to purchase shares of Common Stock ("Stock Options"). Stock Options shall be referred to herein as "Grants", and an individual grant of Stock Options shall be referred to herein as a "Grant".

     It is intended that key employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Stock Options which do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). With respect to Incentive Stock Options granted under this Plan, the Plan and Option Agreements entered into pursuant to this Plan shall be administered and construed in a manner consistent with the requirements of Section 422 of the Code.

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. The Plan shall be administered, and Stock Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations, if applicable.

     2.          Purpose  of  the  Plan.   The purpose of the Plan is to provide
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continuing  incentives  to key employees of the Company and its subsidiaries, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success. For purposes of the Plan, a "subsidiary" consists of any corporation fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

     3.        Effective Date of the Plan.  The Plan shall become effective upon
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its  adoption by the Board of Directors of the Company (the "Board"), subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board, the Plan and any Grants made hereunder shall be null and void. However, if the Plan is so approved, no further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan.

     4.       Administration of the Plan.  The Plan shall be administered by the
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Board.    Subject  to  the terms and conditions of the Plan, the Board, shall be authorized  and  empowered:

          a.          To  select  the  key employees to whom Grants may be made;

          b. To determine the number of shares of Common Stock to be covered by any Grant;

          c. To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Stock Options which may provide that the stock which is the subject of any such Grant shall be subject to the restrictions on transfer contained in any agreement in effect among the Company and one or more of its stockholders;

          d. To determine the time or times when Stock Options will be granted and when they will terminate in whole or in part;

          e. To determine the time or times when Stock Options that are granted may be exercised; provided, however, that unless the Board specifically determines otherwise in any individual instance, the standard vesting schedule for Stock Options granted hereunder shall be three equal yearly installments;

          f. To determine, at the time a Stock Option is granted under the Plan, whether such Stock Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code; and

          g. To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code; and

          h. Make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan.

     5.     Employees Eligible for Grants.  Grants may be made from time to time
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to  those key employees of the Company or its subsidiaries who are designated by the Board in its sole and exclusive discretion. Key employees may include, but shall not necessarily be limited to, members of the Board of Directors
(excluding members of the Committee) and officers of the Company and any subsidiary; however, Stock Options shall be granted to key employees only while actually employed by the Company or a subsidiary. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

     6.      Stock Subject to the Plan.  The shares to be issued pursuant to any
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Grant  made  under  the  Plan shall be shares of Common Stock.  Either shares of
Common Stock held as treasury stock or authorized and unissued shares of Common Stock, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Board shall from time to time determine.

     Subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of shares of Common Stock that can be actually issued under the Plan shall be 300,000 shares.

     If, at any time subsequent to the adoption of this Plan by the Board the number of issued and outstanding shares of Common Stock increases or decreases, or the Common Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Company as a result of a stock split, stock dividend, combination of shares, reclassification, redesignation, recapitalization or other similar capital change): (i) there shall automatically be substituted for each share of Common Stock subject to the Plan and to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each share of outstanding Common Stock shall be changed or for which each such share of Common Stock shall be exchanged; and (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event. In addition to the foregoing, the Board shall be entitled in the event of any such increase, decrease or exchange of shares of Common Stock to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares) where necessary (under Section 422(a)(2) of the Code or otherwise) to preserve the terms and conditions of any Grants hereunder.

     7.          Stock  Option  Provisions.
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          a.       General.  The Board may grant to key employees (also referred
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to as "optionees") nontransferable Stock Options that qualify as Incentive Stock
Options  under  Section  422 of the Code or Non-Qualified Stock Options .  Stock
Options shall only be granted under this Plan within ten (10) years from the earlier of (i) the date this Plan is adopted by the Board and (ii) the date this Plan is approved by the stockholders of the Company.

          b.     Stock Option Price.  The option price per share of Common Stock
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which  may  be purchased under an Incentive Stock Option under the Plan shall be determined by the Board at the time of Grant, but shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted is, at the time of the grant of such Option, an "owner" as defined in Section 422(b)(6) of the Code (modified as provided in Section 424(d) of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Substantial Shareholder"), the price per share of Common Stock of such Incentive Stock Option, as determined by the Board, shall not be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date such Incentive Stock Option is granted. The option price per share of Common Stock under each Non-Qualified Stock Option granted pursuant to the Plan shall be determined by the Board at the time of Grant. Except as specifically provided above, the fair market value of a share of Common Stock shall be the last reported sales price of the Common Stock as reported by The Nasdaq National Market on the last business day prior to the date of the Grant. If the Common Stock is not included in The Nasdaq National Market, the fair market value of the Common Stock shall be determined in accordance with procedures to be established by the Board. The day on which the Board approves the granting of a Stock Option shall be considered the date on which such Option is granted.

          c.        Period of Stock Option.  The Board shall determine when each
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Stock  Option  is  to  expire.    However,  no  Incentive  Stock Option shall be
exercisable after the expiration of ten (10) years from the date upon which such Option is granted, or five (5) years from the date upon which such Option is granted, with respect to Incentive Stock Options granted to a Substantial Shareholder.

          d.     Limitation on Exercise and Transfer of Stock Options.  Only the
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key  employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution. No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

          e.          Payment  for  Stock Option Price.  A Stock Option shall be
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exercised  by  an optionee giving written notice to the Company of his intention to  exercise the same, accompanied by full payment of the purchase price in cash
or  by  check.   The Board may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any Incentive Stock Option granted under the Plan to not qualify under Section 422 of the Code, or cause any share of Common Stock issued in connection with the exercise of an option not to be a fully paid and non-assessable share of Common Stock.

          f.         Limitation on Exercisable Stock Option.  No Incentive Stock
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Option  shall  be granted to any optionee, to the extent that the aggregate fair market value of the shares of Common Stock subject to such Option and all other Incentive Stock Options granted to such optionee, which are first eligible for exercise in any given calendar year, exceeds the sum of One Hundred Thousand Dollars ($100,000.00). Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other Incentive Stock Options granted by the Company, or by a parent or subsidiary thereof.

          g.       Withholding of Taxes.  The Board may, in its sole discretion,
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require,  as  a  condition  to  any Grant or to the delivery of certificates for shares issued thereunder, that the optionee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or any delivery of shares of Common Stock upon exercise
thereof.    The  Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary, bonus, severance of insurance proceeds) otherwise due to an optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or to the delivery of shares of Common Stock under the Plan.

     8.         Termination of Employment.  A Stock Option may be exercised only
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while the optionee is an employee of the Company or a subsidiary or within three
(3) months after the termination of employment for any reason other than death, retirement, "permanent and total disability" (as defined below) or termination for "cause" (as defined below). Neither the optionee nor any other person shall have any right after such date to exercise all or any part of his Stock Options and they shall thereupon be forfeited, declared void and without value, or both.

     If termination of employment is due to death or permanent and total disability, then outstanding Stock Options may be exercised, to the extent they were exercisable on the date of such termination of employment, within the one
(1) year period ending on the anniversary of such death or permanent and total disability. If termination of employment is without cause or as a result of retirement, such Stock Options may be exercised, to the extent they were exercisable on the date of such termination of employment, within three (3) months of the date of such termination. In the case of death, such outstanding Stock Options may be exercised by such optionee's estate, or the person designated by such optionee by Will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option be exercisable after the expiration of the option period.

     For purposes hereof, "permanent and total disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. For purposes hereof, termination for "cause" means termination of the employee's employment by the Company as a result of (i) conviction of the employee for a felony or for any crime or offense lesser than a felony involving the property of the Company or a subsidiary; (ii) conduct by the employee that has caused demonstrable and serious injury to the Company or a subsidiary, monetary or otherwise; or (iii) substandard performance, or material misconduct or negligence in the performance, of the employee's duties in the reasonable judgment of the Board.

     9.     Merger, Sale, etc.  In the event of a merger, consolidation or other
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corporate  reorganization  of  the Company with respect to which the outstanding shares of Common Stock of the Company are to be converted into or exchanged for cash, debt or equity securities or other property, the Company shall pay to each holder of an outstanding Stock Option on or before the consummation thereof in cash the amount by which the aggregate value of the consideration receivable in the transaction by the holder of the number of shares of Common Stock equal to the number of shares remaining subject to such Stock Option (whether or not then exercisable) exceeds the aggregate option price of such Stock Option unless (i) the surviving or acquiring corporation in such merger, consolidation or other corporate reorganization has agreed to assume such Stock Option or to substitute a new option therefor in conformity with the requirements of Section 422 and 424 of the Internal Revenue Code and (ii) such holder agrees to such assumption or substitution.

     In the event that (a) the Company sells or otherwise transfers all or substantially all its assets or (b) all or substantially all the assets of The Gradall Company are acquired by another corporation or entity (whether by purchase, merger or otherwise) then, in either of such events, the Company shall pay to each holder of an outstanding Stock Option on or before the consummation thereof an amount in cash equal to the product obtained by multiplying (I) the number of shares remaining subject to such Stock Option (whether or not then exercisable) by (II) the quotient obtained by dividing (A) the value of the consideration paid to the Company or The Gradall Company for such assets (excluding the amount of debt assumed by the acquirer) by (B) the number of shares of Common Stock of the Company which would then be outstanding (assuming the exercise of all options, warrants and convertible securities) and subtracting from the product so obtained the aggregate option price of such Stock Option, unless (i) the acquiring corporation or entity has agreed to assume such Stock Option or to substitute a new option therefor in conformity with the requirements of Section 422 and 424 of the Internal Revenue Code and
(ii)  such  holder  agrees  to  such  assumption  or  substitution.

     10.          Change  of  Control.  In the event that (i) the Company is the
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surviving corporation in a merger, combination or other corporate reorganization as a result of which less than a majority of the outstanding voting securities are owned by the persons who were shareholders of the Company immediately prior to such merger or corporate reorganization, (ii) 25% or more of the outstanding voting securities of the Company become owned (whether directly, indirectly, beneficially or of record) by any person or group (within the meaning of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934), other than MLGA Fund II, L.P. or a pension, retirement, profit sharing, employee stock ownership or other employee benefit plan of the Company or an affiliate thereof, and the percentage of voting securities so owned by such person or group exceeds the percentage of the Company's outstanding voting securities owned by MLGA Fund II,
L. P. or (iii) during any period of two consecutive years, individuals who at the beginning of any such period constituted the directors of Company cease for any reason to constitute a majority thereof (provided, however, that for purposes of this clause (iii) each new director whose nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period), then in any of such events each Stock Option which is then outstanding shall immediately become and be exercisable in full for the remainder of its term, notwithstanding the subsequent termination by the Company of the optionee's employment with the Company.

     11.     Employment by Subsidiary.  For purposes of this Plan, employment by
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a  subsidiary of the Company shall be considered employment by the Company.  The term "subsidiary" as used herein shall have the meaning set forth in Section 424 of the Internal Revenue Code or subsequent comparable statute. All references herein to the provisions of the Internal Revenue Code are references to the Internal Revenue Code of 1986, as amended, as in effect from time to time.

     12.     Amendments to Plan.  The Board is authorized to interpret this Plan
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and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable. Subject to the approval of the Board, the Board may at any time amend, modify, suspend or terminate this Plan. In no event, however, without the approval of the stockholders, shall any action of the Board or the Board result in:

          a. Materially amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

          b. Materially increasing, except as provided in Section 6 hereof, the maximum number of shares of Common Stock that may be made subject to Grants; or

          c. Materially increasing the benefits accruing to participants under this Plan;

except to conform this Plan and any agreements made hereunder to changes in the Code or required by governing law.

     13.       Investment Representation, Approvals and Listing.  The Board may,
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if  it deems appropriate, condition its grant of any Stock Option hereunder upon receipt  of  the  following  investment  representation  from  the  optionee:

     "I agree that any shares of Common Stock of Gradall Industries, Inc. which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act, with respect to said shares of Common Stock has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Gradall Industries, Inc. an opinion of counsel satisfactory to Gradall Industries, Inc. to the effect that the sale or other proposed disposition of said shares of Common Stock may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended."

     The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of any Stock Option granted under this Plan prior to (i) the obtaining of any approval from any governmental agency with the Board shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed; (iii) the completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable or the determination by the Board, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable; or (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Board, in its sole discretion, shall determine to be adequate.

     14.          General  Provisions.    The form and substance of Stock Option
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Agreements  made hereunder, whether granted at the same or different times, need not be identical. Nothing in this Plan or in any Stock Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or to interfere with or limit the right of the Company or any subsidiary to terminate his employment at any time, with or without cause. Nothing contained in this Plan or in any Stock Option Agreement shall be construed as entitling any optionee to any rights of a stockholder as a result of the grant of Stock Option, until such time as shares of Common Stock are actually issued to such optionee pursuant to the exercise of such Option. This Plan may be assumed by the successors and assigns of the Company. The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee (or any other party acting on his behalf or in his stead) with respect to any loss, cost or expense which such employee or party may incur in connection with or arising out of any transaction in connection with this Plan. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to this Plan will be used for general corporate purposes. The expense of administering this Plan shall be borne by the Company. The captions and section numbers appearing in this Plan are inserted only as a matter of
convenience.    They  do  not  define,  limit, construe or describe the scope or intent  of  the  provisions  of  this  Plan.

     15.       Provisions Applicable Solely to Insiders.  The provisions of this
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Section  15  shall  apply  only  to persons who are subject to Section 16 of the
Exchange Act with respect to securities of the Company ("Insiders"), and shall apply to Insiders notwithstanding any provision of the Plan to the contrary. No Insider shall be permitted to transfer any security of the Company acquired by him, except to the extent permitted by 17 C.F.R. 240.16a-2(d)(1), upon the exercise of any Stock Option, until at least six (6) months and one (1) day after the later of (i) the day on which such Stock Option is granted to the Insider or (ii) the day on which the exercise or conversion price of such Stock Option is fixed.

     16.       Termination of This Plan.  This Plan shall terminate on March 24,
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2008,  and  thereafter  no  Stock Options shall be granted hereunder.  All Stock
Options outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.